                             ----------------------

                                      UST
                                 Private Equity
                              Investors Fund, Inc.

                             ----------------------

                                 ANNUAL REPORT


                                October 31, 2001

                            LETTER TO SHAREHOLDERS

-------------------------------------------------------------------------------

Dear Shareholders,

  We are pleased to present you with the Annual Report for the UST Private Equity Investors Fund, Inc. (the "Fund") for the fiscal year ended October 31, 2001.

  Now in its sixth year, we have invested all of the initial capital raised and the Fund is currently in harvest mode. Through December 31, 2001, we anticipate having distributed approximately 86% of investors' original invested capital. We intend to continue making distributions as cash is generated on a regular basis.

  With respect to performance, we measure the Fund's return two ways. To be consistent with the manner in which nearly all other venture capital and private equity funds measure performance, we use the internal rate of return ("IRR") metric. The IRR measures the performance of the Fund's direct and private fund investments only. It excludes the cash portion of the Fund invested in short-term instruments and is net of incentive fee payments to the Adviser. From inception through the fiscal year ended October 31, 2001, the Fund's IRR on its capital at risk in private equity was 4.0%. We also provide the Fund's total return, including the cash portion of the portfolio and including an imputed reinvestment rate consistent with the SEC's performance measure methodology. Calculated this way, the Fund's one-year total return was -42.98% for the fiscal year ended October 31, 2001, and has a-2.38% average annualized total return since its commencement of operations on August 1, 1995.

  The broad-based decline in the public markets over the last eighteen months has made it difficult for private companies to raise capital or pursue mergers and acquisitions as viable exit strategies. Our third-party fund investments were similarly affected by this trend, where we also saw declines in valuations. As we move into 2002, the two remaining public companies in the portfolio, one of which completed a successful initial public offering this year, continue to show strong liquidity prospects. In addition, we are optimistic that the six private fund investments in the portfolio will continue to generate distributable proceeds for the Fund through the successful realization of their holdings.

Direct Investments

Investments Sold

  . Corsair Communications, Inc. (NASDAQ: CAIR), Palo Alto, CA, is a wireless communication infrastructure company providing prepaid cellular handset and fraud detection equipment and software. Corsair completed its initial public offering in July 1997. The Fund has sold all of its shares in the company and has realized a return of 1.55x on its $3.3 million investment.

  . Rental Services Corporation (NYSE: RSV), Scottsdale, AZ, is a consolidator of heavy equipment rental businesses. The Fund invested $1 million in January 1996. In September 1996, Rental Services Corp. completed its initial public offering. The Fund has sold all of its shares in the company for over $3 million and has realized a return of 3.1x on its investment.

  . CommSite International, Inc., Vienna, VA, is a provider of wireless towers and construction services. On May 13, 1999, American Tower Corporation (NYSE: AMT) acquired CommSite. The Fund realized its investment cost of $2.7 million from this transaction.

  . Signius Corporation (formerly known as ProCommunications, Corp.), Somerset, NJ, provides telemessaging services for small and medium sized businesses. In March 2000, Signius was sold for a nominal amount.

  . Accrue Software, Inc. (NASDAQ: ACRU), Cupertino, CA a provider of customer relationship management software, acquired NeoVista Software for $140 million of Accrue stock. The Fund had invested $894,132 in NeoVista. As of October 31, 2001, the Fund has liquidated all of its shares of Accrue. The Fund realized a return of 1.3x its original investment in NeoVista.

  . Best Friends Pet Care, Inc., Norwalk, CT, is the largest operator of pet kennels in the United States. The company's facilities offer a wide range of pet services, including boarding, grooming and training. In June 2001, Best Friends was sold to Brynwood Partners IV L.P. The Fund realized net proceeds of $394,377.

Investments Held--Public

  . QuickLogic Corporation (NASDAQ: QUIK), Sunnyvale, CA, designs, manufactures and markets high-capacity programmable logic semiconductors, known as field programmable gate arrays, along with comprehensive design software. The company's products shorten the design cycle for electronic systems, accelerating time-to-market. QuickLogic completed its initial public offering in October 1999. The Fund has since sold 30,000 shares of QuickLogic (net proceeds of $299,947). At October 31, 2001, the Fund held 55,170 shares, which closed at $3.64 per share.

  . LogicVision, Inc. (NASDAQ: LGVN), San Jose, CA, is a developer of built-in self-testing technologies used in semiconductor design, testing and manufacture. As semiconductors become more complex, i.e. large systems reduced to customized chips, the need to adopt new testing technology becomes critical. LogicVision completed its initial public offering in October 2001. At October 31, 2001, the Fund held 196,166 shares of common stock in LogicVision, which closed at $9.61 per share.

Investments Written Off

  . AbTox, Inc., Mundelein, IL, manufactured gas plasma sterilizers. The company filed for bankruptcy due to operating problems arising from regulatory issues related to one of its products. The Fund's investment has been written off. During the last quarter of this fiscal year, the Fund received $250,000 as part of the settlement of claims with the bankruptcy trustee.

  . Cardiopulmonary Corporation, Milford, CT, is a manufacturer of a smart ventilator used in the acute and sub-acute hospital market that adapts to patient's changing breathing patterns. The Fund's position has been written off as a result of the recapitalization of the company.

  . P2 Holdings Corporation (formerly known as Plynetic Express), San Leandro, CA, was a provider of rapid prototyping and rapid tooling services. The company filed for bankruptcy in 1998. The Fund has written off its investment in the company.

  . Party Stores Holdings, Inc., Melville, NY, operated the Party Experience, Paperama, and Paper Cutter retail stores and filed for bankruptcy in 1998. The Fund has written off its investment in the company.

Investments in Third-Party Investment Funds

  We believe each of our fund investments have largely completed their portfolio construction and are now in harvest mode. We continue to receive meaningful distributions from each of these fund investments. In general, funds focused on venture capital have outperformed buyout-focused funds.

  . Allegra Capital Partners III, LP ("Allegra") is a later-stage fund based in New York City. Allegra invests primarily in companies in the telecommunications, software and service industries with "Internet-driven" strategies. The Fund received cash distributions from Allegra's sales of Critical Path, Inc. (NASDAQ: CPTH) and Kana Communications, Inc. (NASDAQ: KANA) stock this year. Allegra has drawn all of our $2 million commitment. At October 31, 2001, the total value (fair market value plus distributions) of this investment was $4.1 million.

  . Brentwood Associates Buyout Fund II, LP ("Brentwood") is a buyout and consolidation fund based in Westwood, CA. Brentwood's strategy is to identify industries with consolidation characteristics, develop a strategy for implementation and recruit management to execute that strategy. Brentwood has drawn all of our $2 million commitment. At October 31, 2001, the total value (fair market value plus distributions) of this investment was $2.2 million.

  . Bruckmann, Rosser, Sherrill & Co., LP ("BRS") is a leveraged buyout fund based in New York City. The Fund received cash distributions this year as a result of the sale of Au Bon Pain and California Pizza Kitchen (NASDAQ: CPKI) stock. BRS has drawn all of our $2 million.

  . Morgenthaler Venture Partners IV, LP ("Morgenthaler") is primarily an early stage venture capital fund, investing largely in information technology and healthcare companies, but also investing in buyouts of basic businesses. Morgenthaler distributed Nuance Communications, Inc. (NASDAQ: NUAN) stock to the Fund this year. Morgenthaler has drawn all of our $2 million commitment. At October 31, 2001, the total value (fair market value plus distributions) of this investment was $4.3 million.

  . Sevin Rosen Fund V, LP ("Sevin Rosen") invests in early-stage technology companies, focusing specifically on companies in communications and eBusiness infrastructure and solutions, as well as companies with Internet-enabled business models. The Fund received distributions of Metawave (NASDAQ: MTWV) and Capstone Turbine Corporation (NASDAQ: CPST) stock this year. Sevin Rosen has drawn all of our $2 million commitment. At October 31, 2001, the total value (fair market value plus distributions) of this investment was $3.2 million.

  . Vanguard V, LP ("Vanguard") is an early-stage fund investing in information technology and healthcare. Vanguard has drawn all of our $2 million commitment. At October 31, 2001, the total value (fair market value plus distributions) of this investment was $8.2 million.

  We continue to seek to maximize the value of this portfolio to our shareholders. Despite the market turbulence, we believe there are opportunities for value creation.

Respectfully submitted,



/s/ David Fann                            /s/ Douglas Lindgren


David Fann                                Douglas Lindgren
Chief Executive Officer and President     Chief Investment Officer

UST Private Equity Investors Fund, Inc.
Portfolio of Investments October 31, 2001


   Principal                                             Acquisition     Coupon     Value
 Amount/Shares                                              Date##     Rate/Yield  (Note 1)
 -------------                                          -------------- ---------- -----------
 COMMERCIAL PAPER -- 1.77%
 $   250,000   Morgan Stanley, 11/06/01
               (Cost $249,913).......................                     2.50%   $   249,913
                                                                                  -----------
 U.S. GOVERNMENT AGENCY OBLIGATIONS -- 14.12%
   2,000,000   Federal Farm Credit
               Discount Notes (Cost
               $1,996,889)...........................                     2.24%*    1,996,889
                                                                                  -----------
 PRIVATE INVESTMENT FUNDS #, @ -- 62.30%
               Allegra Capital Partners
               III, LP...............................   03/96 to 04/00                682,596
               Brentwood Associates
               Buyout Fund II, LP....................   01/96 to 04/00                758,135
               Bruckmann, Rosser,
               Sherrill & Co., LP....................   12/95 to 04/00              1,803,166
               Morgenthaler Venture
               Partners IV, LP.......................   12/95 to 04/00              1,021,504
               Sevin Rosen Fund V, LP................   04/96 to 04/00              1,200,849
               Vanguard V, LP........................   05/96 to 02/99              3,339,999
                                                                                  -----------
               TOTAL PRIVATE INVESTMENT
               FUNDS (Cost $7,982,123)...............                               8,806,249
                                                                                  -----------
 PRIVATE COMPANIES #, @ -- 0.00%
  Common and Preferred Stocks -- 0.00%
   Medical Devices -- 0.00%
   1,590,909   AbTox, Inc., Series F.................       03/97                         --
     515,464   +Cardiopulmonary Corp., Series D......       11/96                         --
      35,294   +Cardiopulmonary Corp., Series F......       07/98                         --
                                                                                  -----------
               TOTAL PRIVATE COMPANIES
                (Cost $4,700,000)....................                                     --
                                                                                  -----------
 PUBLIC COMPANIES @ -- 12.26%
  Common Stocks and Warrants -- 12.26%
   Semiconductors -- 12.26%
     196,166   LogicVision, Inc., common stock #.....  05/97 to 01/00               1,508,117
      18,742   LogicVision, Inc., Class 1 warrant....       05/97                      24,139
      55,170   QuickLogic Corp., common stock........       10/99                     200,819
                                                                                  -----------
               TOTAL PUBLIC COMPANIES
                (Cost $1,933,482)....................                               1,733,075
                                                                                  -----------
 INVESTMENT COMPANIES -- 5.43%
     767,549   Dreyfus Government Cash Management Fund
               (Cost $767,549).......................                                 767,549
                                                                                  -----------
 TOTAL INVESTMENTS (Cost $17,629,956**)..............                    95.88%    13,553,675
 OTHER ASSETS & LIABILITIES (NET)....................                     4.12%       581,800
                                                                        -------   -----------
 NET ASSETS..........................................                   100.00%   $14,135,475
                                                                        =======   ===========

--------
*   Discount rate.
**  Aggregate cost for Federal tax and book purposes.
+ At October 31, 2001, the Fund owned 5% or more of the Company's outstanding shares thereby making the Company an affiliate as defined by the Investment Company Act of 1940. Total market value of affiliated securities owned at October 31, 2001 was $0.
# Restricted as to public resale. Acquired between November 1, 1996 and January 31, 2000. Total cost of restricted securities at October 31, 2001 aggregated $14,231,622. Total market value of restricted securities owned at October 31, 2001 was $10,314,366 or 73.0% of net assets.
##  Required disclosure for restricted securities only.
@   Non-Income Producing Security.

                       See Notes to Financial Statements

UST Private Equity Investors Fund, Inc.
Statement of Assets and Liabilities
October 31, 2001


  ASSETS:
   Investments, at value (Cost $17,629,956) (Note 1)..............  $13,553,675
   Cash...........................................................       16,232
   Receivable from investment advisor.............................      783,093
   Interest receivable............................................        2,363
   Prepaid expenses...............................................        4,854
                                                                    -----------
   Total Assets...................................................   14,360,217
  LIABILITIES:
   Directors' fees payable (Note 2)...............................       67,000
   Administration fees payable (Note 2)...........................       29,067
   Accrued expenses and other payables............................      128,675
                                                                    -----------
   Total Liabilities..............................................      224,742
                                                                    -----------
  NET ASSETS......................................................  $14,135,475
                                                                    ===========
  NET ASSETS consist of:
   Undistributed net investment income............................  $   694,997
   Accumulated net realized (loss) on investments.................   (2,966,218)
   Net unrealized (depreciation) of investments...................   (4,076,281)
   Allowance for management incentive fee.........................     (425,788)
   Par value......................................................          405
   Paid-in capital in excess of par value.........................   20,908,360
                                                                    -----------
  Total Net Assets................................................  $14,135,475
                                                                    ===========
  Shares of Common Stock Outstanding ($0.01 par value, 100,000
  authorized).....................................................       40,463
  NET ASSET VALUE PER SHARE.......................................  $    349.34
                                                                    ===========


                       See Notes to Financial Statements

UST Private Equity Investors Fund, Inc.
Statement of Operations
For the Year Ended October 31, 2001


  INVESTMENT INCOME:
   Interest income...............................................  $    148,317
                                                                   ------------
  EXPENSES:
   Managing investment advisory fees (Note 2)....................       231,165
   Legal fees....................................................       100,000
   Directors' fees and expenses (Note 2).........................        88,810
   Administration fees (Note 2)..................................        58,000
   Audit fees....................................................        30,600
   Miscellaneous expenses........................................        48,572
                                                                   ------------
   Total Expenses................................................       557,147
   Expenses reimbursed by Managing Investment Adviser (Note 2)...      (295,736)
                                                                   ------------
   Net Expenses..................................................       261,411
                                                                   ------------
  NET INVESTMENT (LOSS)..........................................      (113,094)
                                                                   ------------
  NET REALIZED AND UNREALIZED (LOSS): (Note 1)
   Net realized (loss) on investments............................    (2,728,413)
   Net change in unrealized (depreciation) of investments........    (8,634,420)
                                                                   ------------
  NET REALIZED AND UNREALIZED (LOSS).............................   (11,362,833)
                                                                   ------------
  Net change in allowance for management incentive fee...........     1,136,372
                                                                   ------------
  NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.........  $(10,339,555)
                                                                   ============


                       See Notes to Financial Statements

UST Private Equity Investors Fund, Inc.
Statement of Changes in Net Assets


                                                      Year Ended October 31,
                                                         2001          2000
                                                     ------------  ------------
  OPERATIONS:
   Net investment (loss)..........................   $   (113,094) $    (49,964)
   Net realized gain (loss) on investments........     (2,728,413)   11,935,543
   Net change in unrealized appreciation
   (depreciation) of investments..................     (8,634,420)    1,408,532
   Net change in allowance for management
   incentive fee..................................      1,136,372    (1,334,408)
                                                     ------------  ------------
   Net increase (decrease) in net assets resulting
   from operations................................    (10,339,555)   11,959,703
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gain..............................            --    (11,207,656)
   In excess of net realized gain.................     (6,993,802)     (704,632)
   Paid-in capital................................            --     (8,873,852)
                                                     ------------  ------------
   Total Distributions............................     (6,993,802)  (20,786,140)
                                                     ------------  ------------
  Net (decrease) in net assets....................    (17,333,357)   (8,826,437)
  NET ASSETS:
   Beginning of year..............................     31,468,832    40,295,269
                                                     ------------  ------------
   End of year (including undistributed net
   investment income of $694,997 and $696,749,
   respectively)..................................   $ 14,135,475  $ 31,468,832
                                                     ============  ============


                       See Notes to Financial Statements

UST Private Equity Investors Fund, Inc.
Statement of Cash Flows
For the Year Ended October 31, 2001


  CASH FLOWS FROM INVESTING AND OPERATING ACTIVITIES:
   Proceeds from Sales of Investments.............................. $4,193,030
   Net Decrease in Short-Term Investments..........................  5,210,170
   Investment (Loss)...............................................   (729,690)
   Management Incentive Fee Paid................................... (1,106,346)
   Operating Expenses Paid.........................................   (557,130)
                                                                    ----------
   Net Cash Provided from Investing and Operating Activities.......  7,010,034
                                                                    ----------
  CASH FLOWS FROM FINANCING ACTIVITIES:
   Distributions Paid.............................................. (6,993,802)
                                                                    ----------
   Net Cash Used by Financing Activities........................... (6,993,802)
                                                                    ----------
   Net Increase in Cash............................................     16,232
  Cash at Beginning of Year........................................        --
                                                                    ----------
  Cash at End of Year.............................................. $   16,232
                                                                    ==========
  Reconciliation of Net Investment Loss to Net Cash Used for
  Investing and Operating Activities:
   Net Investment (Loss)........................................... $ (113,094)
   Proceeds from Sales of Investments..............................  4,193,030
   Net Decrease in Short-Term Investments..........................  5,210,170
   Net Decrease in Receivables Related to Operations...............   (780,351)
   Net Decrease in Payables Related to Operations.................. (1,401,927)
   Accretion/Amortization of Discounts and Premiums................    (97,794)
                                                                    ----------
   Net Cash Provided from Investing and Operating Activities....... $7,010,034
                                                                    ==========


                       See Notes to Financial Statements

UST Private Equity Investors Fund, Inc.
Financial Highlights--Selected Per Share Data and Ratios


 For a Fund share outstanding throughout each period

                                       Year Ended October 31,
                              2001       2000      1999       1998        1997
                            --------   --------   -------   ---------   ---------
  NET ASSET VALUE,
  BEGINNING OF PERIOD.....  $ 777.72   $ 995.85   $936.84   $1,165.99   $1,055.77
                            --------   --------   -------   ---------   ---------
  INCOME FROM INVESTMENT
  OPERATIONS
   Net Investment Income
   (Loss).................     (2.79)     (1.23)    (5.85)      (3.97)       5.35
   Net Realized and
   Unrealized Gain (Loss)
   on Investments.........   (280.83)    329.79     79.57     (181.64)     144.20
   Net Change in Allowance
   for Management
   Incentive fee..........     28.08     (32.98)    (5.63)       3.01       (2.91)
                            --------   --------   -------   ---------   ---------
   Total from Investment
   Operations.............   (255.54)    295.58     68.09     (182.60)     146.64
                            --------   --------   -------   ---------   ---------
  DISTRIBUTIONS
   Net Investment Income..     --         --        --         --          (35.34)
   Net Realized Gain......     --       (276.99)    (9.08)     (46.55)      (1.08)
   In Excess of Net
   Realized Gain..........  (172.84)     (17.41)    --         --          --
   Paid-in Capital........     --       (219.31)    --         --          --
                            --------   --------   -------   ---------   ---------
   Total Distributions....   (172.84)   (513.71)    (9.08)     (46.55)     (36.42)
                            --------   --------   -------   ---------   ---------
  NET ASSET VALUE, END OF
  PERIOD..................  $ 349.34   $ 777.72   $995.85   $  936.84   $1,165.99
                            ========   ========   =======   =========   =========
  TOTAL NET ASSET VALUE
  RETURN+.................    (42.98)%    35.41%     7.33%     (16.22)%     14.37%
                            ========   ========   =======   =========   =========
  RATIOS AND SUPPLEMENTAL
  DATA
   Net Assets, End of
   Period (Thousands).....  $ 14,135   $ 31,469   $40,295   $  37,907   $  47,179
   Ratio of Net Operating
   Expenses to Average Net
   Assets.................      1.28%      1.54%     1.62%       1.77%       1.65%
   Ratio of Gross
   Operating Expenses to
   Average Net Assets++...      2.72%      1.92%     2.01%       1.95%       2.02%
   Ratio of Net Investment
   Income (Loss) to
   Average Net Assets.....     (0.55)%    (0.14)%   (0.64)%     (0.39)%      0.48%
   Interest Expense
   Ratio..................       N/A       0.01%     0.04%       0.09%        N/A
   Portfolio Turnover
   Rate...................         0%         5%       10%         11%         44%

+ Total investment return based on per share net asset value reflects the effects of changes in net asset value based on the performance of the Fund during the period, and assumes dividends and distributions, if any, were reinvested. The Fund's shares were issued in a private placement and are not traded, therefore market value total investment return is not calculated.
++ Expense ratio before waiver of fees and reimbursement of expenses by adviser.

                       See Notes to Financial Statements

                    UST PRIVATE EQUITY INVESTORS FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

  UST Private Equity Investors Fund, Inc. ("the Fund") was incorporated under the laws of the State of Maryland on September 16, 1994, and is a non-diversified, closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended.

  The following is a summary of the Fund's significant accounting policies. Such policies are in conformity with generally accepted accounting principles for investment companies and are consistently followed in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

  (a) Portfolio valuation:

    The Fund values portfolio securities quarterly and at other such times, as in the Board of Directors' view, as circumstances warrant. Investments in securities for which market quotations are readily available generally will be valued at the last sale price on the date of valuation or, if no sale occurred, at the mean of the latest bid and ask prices; provided that, as to such securities that may have legal, contractual or practical restrictions on transfer, a discount of 10% to 40% from the public market price will be applied. Securities for which no public market exists and other assets will be valued at fair value as determined in good faith by the Managing Investment Adviser or a committee of the Board under the supervision of the Board pursuant to certain valuation procedures summarized below. Securities having remaining maturities of 60 days or less are valued at amortized cost.

    The value for securities for which no public market exists is difficult to determine. Generally, such investment will be valued on a "going concern" basis without giving effect to any disposition costs. There is a range of values that is reasonable for such investments at any particular time. Initially, direct investments are valued based upon their original cost, until developments provide a sufficient basis for use of a valuation other than cost. Upon the occurrence of developments providing a sufficient basis for a change in valuation, direct investments will be valued by the "private market" or "appraisal" method of valuation. The private market method shall only be used with respect to reliable third party transactions by sophisticated, independent investors. The appraisal method shall be based upon such factors affecting the company such as earnings, net worth, reliable private sale prices of the company's securities, the market prices for similar securities of comparable companies, an assessment of the company's future prospects or, if appropriate, liquidation value. The values for the investments referred to in this paragraph will be estimated regularly by the Managing Investment Adviser or a committee of the Board and, in any event, not less frequently than quarterly. However, there can be no assurance that such value will represent the return that might ultimately be realized by the Fund from the investments.

    At October 31, 2001, market quotations were not readily available for securities valued at $8,806,249. Such securities were valued by the Investment Adviser, under the supervision of the Board of Directors. Because of the inherent uncertainty of valuation, the estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

  (b) Security transactions and investment income:

    Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization of premiums and discounts on investments, is earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

  (c) Repurchase agreements:

    The Fund enters into agreements to purchase securities and to resell them at a future date. It is the Fund's policy to take custody of securities purchased and to ensure that the market value of the collateral including accrued interest is sufficient to protect the Fund from losses incurred in the event the counterparty does not repurchase the securities. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

  (d) Federal income taxes:

    It is the policy of the Fund to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code and distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

    Dividends from net investment income are declared and paid at least annually. Any net realized capital gains, unless offset by any available capital loss carryforwards, are distributed to shareholders at least annually. Dividends and distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. During the current year, permanent differences, primarily due to net operating losses, resulted in increases in undistributed net investment income and accumulated net realized gain on investments and a corresponding decrease in additional paid-in capital. The reclassification had no effect on net assets.

    The Fund has an unused capital loss carryforward of $2,261,586 available for income tax purposes, to be applied against future net security profits, if any, realized after October 31, 2001. If not applied, the carryover expires in fiscal year 2009.

    At October 31, 2001, the tax basis of the Fund's investments for Federal income tax purposes amounted to $17,629,956. The net unrealized depreciation amounted to $4,076,281, which is comprised of gross unrealized appreciation of $2,598,813 and aggregate gross unrealized depreciation of $6,675,094.

    In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The Guide of effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of Company does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

2. Investment Advisory Fee, Administration Fee, and Related Party Transactions

  Pursuant to an Investment Management Agreement ("Agreement"), United States Trust Company of New York ("U.S. Trust NY") and U.S. Trust Company ("U.S. Trust") serve as the Managing Investment Adviser to the Fund. Under the Agreement, for the services provided, the Managing Investment Adviser is entitled to receive a fee, at the annual rate of 1.50% of the net assets of the Fund, determined as of the end of each fiscal quarter, that are invested or committed to be invested in Portfolio Companies or Private Funds and equal to an annual rate of 0.50% of the net assets of the Fund, determined as of the end of each fiscal quarter, that are invested in short-term investments and are not committed to Portfolio Companies or Private Funds.

  In addition to the management fee, the Fund has agreed to pay the Managing Investment Adviser an incentive fee in an amount equal to 10% of the cumulative realized capital gains (net of realized capital losses and unrealized net capital depreciation), less the aggregate amount of incentive fee payments in prior years. If the amount of the incentive fee in any year is a negative number, or cumulative net realized gains less net unrealized capital depreciation at the end of any year is less than such amount calculated at the end of the previous year, the Managing Investment Adviser will be required to repay the Fund all or a portion of the incentive fee previously paid.

  U.S. Trust NY is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust is a Connecticut state bank and trust company. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company. U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation.

  J.P. Morgan Investor Services, Co., a corporate affiliate of JPMorgan Chase Bank, (the "Administrator") provides administrative services to the Fund. For the services provided to the Fund, the Administrator is entitled to an annual fee of $58,000, which is paid quarterly.

  The Managing Investment Adviser has voluntarily agreed to waive or reimburse other operating expenses of the Fund, exclusive of management fees, to the extent they exceed 0.42% of the Fund's net assets, and U.S. Trust will waive or reimburse, exclusive of management fees, all such expenses with respect to that portion of the Fund's net assets, determined as of the end of each fiscal quarter, that is invested in short-term investments.

  Each Director of the Fund receives an annual fee of $9,000, plus a meeting fee of $1,500 for each meeting attended, and is reimbursed for expenses incurred for attending meetings. No person who is an officer, director or employee of U.S. Trust, or of any parent or subsidiary thereof, who serves as an officer, director or employee of the Fund receives any compensation from the Fund.

3. Purchases and Sales of Securities

  The Fund's purchases and sales of securities, excluding short-term investments, for the year ended October 31, 2001, aggregated $0 and $1,755,513, respectively.

4. Transactions with Affiliated Companies

  An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. The Fund did not receive dividend or interest income from affiliated companies during the period. There were no transactions with companies which are or were affiliates during the period.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Shareholders and Board of Directors
UST Private Equity Investors Fund, Inc.

  We have audited the accompanying statement of assets and liabilities of UST Private Equity Investors Fund, Inc. (the "Fund"), including the portfolio of investments, as of October 31, 2001, the related statement of operations and statement of cash flows for the year then ended, the statement of changes in net assets for each of the two years then ended and the financial highlights for each of the indicated periods. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001 by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the UST Private Equity Investors Fund, Inc. at October 31, 2001, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years then ended and the financial highlights for each of the indicated periods in conformity with accounting principles generally accepted in the United States.

                                          /s/ Ernst & Young LLP

New York, New York
December 10, 2001

                          OTHER BUSINESS (UNAUDITED)

  The Annual Meeting of Shareholders of the Company was held at the offices of United States Trust Company 114 West 47th Street, New York, New York 10036 on March 16, 2001, at 10:00 a.m. (New York time) (the "Meeting"). Of the 40,463 shares outstanding as of January 24, 2001, the record date for the Meeting, 21,355 were present or represented by proxy at the Meeting. The shareholders of the Company approved the following matters: (i) to elect each of Mr. Bernstein, Mr. Hover, Mr. Murphy and Mr. Imbimbo as directors of the Company, and (ii) to ratify the selection of Ernst & Young LLP as the Company's independent accountants for the fiscal year ending October 31, 2001. The results of the voting for each of these proposals were as follows:

    1. Election of Directors:

                                                                 For   Withheld
                                                                ------ --------

     John C. Hover II.......................................... 21,135   220
     Gene M. Bernstein......................................... 21,135   220
     Stephen V. Murphy......................................... 21,110   245
     Victor F. Imbimbo, Jr..................................... 21,135   220

    2. To ratify Ernst & Young LLP as independent accountants for the fiscal year ending October 31, 2001:

    For:    21,355
    Against:     0
    Abstain:     0